                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           -------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 17, 1997


                       HOME IMPROVEMENT LOAN TRUST 1996-E
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



         Minnesota                     33-55853            Applied for
---------------------------------------------------------------------------
(State or other jurisdiction         (Commission          (IRS employer
      of incorporation)             file numbers)      identification no.)


  1100 Landmark Towers, 345 St. Peter St, St. Paul, Minnesota  55102-1639
  -------------------------------------------------------------------------
  (Address of principal executive offices)                     (Zip code)


Registrant's telephone number, including area code: (612) 293-3400
                                                    ---------------


                                Not Applicable
---------------------------------------------------------------------------
      (Former name or former address, if changed since last report.)

Item 5.      Other Events.
             ------------

             Pursuant to the Pooling and Servicing Agreement between Green Tree Financial Corporation (the "Servicer") and First Trust (N.A.) (the "Trustee"), on March 17, 1997 the Trustee made distributions to the holders of the certificates representing interests in the Trust (the "Certificateholders") and delivered to the Certificateholders the Monthly Report required by Section 6.02 of the Pooling and Servicing Agreement attached hereto as Exhibit 99.1.

Item 7.      Financial Statements and Exhibits
             ---------------------------------

             (c)  Exhibits.

                  The following is filed herewith. The exhibit number corresponds with Item 601(b) of Regulation S-K.

                  Exhibit No.        Description
                  -----------        -----------
                     99.1            Monthly Report delivered to
                                     Certificateholders on
                                     March 17, 1997.

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 1997


                              HOME IMPROVEMENT LOAN TRUST 1996-E

                              By  GREEN TREE FINANCIAL CORPORATION
                                  as Servicer with respect to the Trust


                              By: /s/Phyllis A. Knight
                                  ----------------------------------
                                  Phyllis A. Knight
                                  Vice President and Treasurer

                               INDEX TO EXHIBITS


Exhibit
Number                                                       Page
------                                                       ----
 99.1    Monthly Report delivered to Certificateholders        5
         on March 17, 1997.

